UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

August 22, 2024

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Park Avenue, Suite 101 Florham Park, New Jersey (Address of principal executive offices)	07932 (Zip Code)

Registrant's telephone number, including area code (973) 324-0200

500 College Road East, Suite 310

Princeton, New Jersey 08540

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the Special Meeting (as defined in Item 5.07 of this Current Report on Form 8-K) on August 22, 2024, and the closing on August 26, 2024 (the “Closing Date”) of the transactions (the “Closing”) contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 25, 2024, by and among Insud Pharma, S.L., a company existing under the laws of Spain (“Insud”), Exeltis Project, Inc., a Delaware corporation and indirect, wholly owned subsidiary of Insud (“Merger Sub”), and Agile Therapeutics, Inc., a Delaware corporation (“Agile” or the “Company”). Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub ceased and the Company survived the Merger as an indirect wholly owned subsidiary of Insud.

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2024, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), in which the Company reported, among other events, its entry into Amendment No. 3 (the “Amendment”) to that certain Manufacturing and Commercialization Agreement, dated April 30, 2020, by and between the Company and Corium, Inc. (“Corium”), as amended on July 25, 2022 and on May 15, 2024 (the “Agreement”), which is designed to amend the Agreement to account for Insud’s current projected production requirements for Twirla and the associated cost of goods and is conditioned upon the consummation of the Merger, and will become effective at the effective time of the Merger (the “Effective Time”). Prior to the Effective Time, the Company and Corium agreed to a further amendment, Amendment No. 4, to the Agreement modifying certain of the commercial terms that will be applicable following the Merger.

Item 1.02	Termination of a Material Definitive Agreement

As of the Effective Time, the Agile Therapeutics, Inc. 2023 Equity Incentive Plan and all other historical equity or equity-based incentive compensation plans (collectively, the “Stock Plans”) and all outstanding equity and equity-based awards granted thereunder were terminated, and no further shares of Company Common Stock, Agile stock options, Company RSUs (as defined below), equity interests or other rights with respect to shares of stock of Agile were granted under the Stock Plans.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the Effective Time, each outstanding share of common stock, par value of $0.0001 per share, of the Company (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares (as defined in the Merger Agreement)) was cancelled and converted automatically into the right to receive $1.52 per share in cash, without interest, with respect to such shares of Company Common Stock (the “Merger Consideration”), subject to applicable withholding taxes.

In addition, effective immediately prior to the Effective Time, each unexpired and unexercised option to purchase Company Common Stock (each, a “Company Stock Option”), to the extent unvested, became fully vested and exercisable. At the Effective Time, by virtue of the Merger, each Company Stock Option that was outstanding and unexercised was cancelled with no consideration payable in respect thereof.

At the Effective Time, by virtue of the Merger, each outstanding award of Company restricted stock units denominated in shares of Company Common Stock (each, a “Company RSU”) that was outstanding immediately prior to the Effective Time was cancelled and converted automatically into the right to receive a payment in cash, without interest and subject to applicable withholding and other applicable taxes, equal to the product of (a) the Merger Consideration multiplied by (b) the total number of shares of Company Common Stock subject to the Company RSU immediately prior to the Effective Time, with the number of shares of Company Common Stock subject to any such Company RSU that vests based on the achievement of performance goals determined in accordance with the applicable award agreement.

In addition, prior to the Closing, the Company used best efforts to cause each holder of the remaining Company Warrants (as defined in the Merger Agreement) to execute an agreement substantially identical to the Warrant Cash-Out Agreement (as defined in the Merger Agreement), which provided for the exercise and cancellation of such Company Warrants in exchange for a cash payment by the Company to such holder following the Effective Time.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 26, 2024, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Upon the consummation of the Merger and the final approval by the Financial Industry Regulatory Authority, Inc., the shares of the Company Common Stock will no longer be publicly traded and will no longer be quoted on the OTCQB Market.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) (other than Excluded Shares) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

In addition, the Company arranged for holders of all of its outstanding warrants (the “Warrants”) to elect to receive a cash-out payment in connection with the closing of the Merger, without the requirement that holders tender monies to exercise Warrants, or to elect to utilize the Alternative Consideration provisions of such Warrants during the thirty days following the Closing Date. Holders of the Warrants that elected this up-front cash-out option will receive cash at the time of Closing in the amount of the Black Scholes Value of the applicable Warrant upon proper tender of the applicable Warrants for cancellation, following the Closing Date. As of the Effective Time, holders of approximately 99% of the shares of Company Common Stock subject to all outstanding Warrants) have elected to receive such up-front payment in connection with the Merger. Following the thirtieth day after the Closing Date, all outstanding Warrants will represent only the right to receive the difference between the Merger Consideration and the applicable exercise price of such Warrant. As a result of all such exercise prices exceeding the Merger Consideration, the Company expects any remaining Warrants not so tendered during the thirty day period following the Closing Date to be cancelled on the books of the Company.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company ceased to exist as a separate corporate entity and became an indirect wholly owned subsidiary of Insud.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Prior to the Effective Time, each of Al Altomari, Sharon Barbari, Sandra Carson, M.D., FACOG, Seth H.Z. Fischer, John Hubbard, PhD., FCP, and Josephine Torrente tendered their resignations from the Board of Directors of the Company (the “Board”) and from any and all committees of the Board on which they served and ceased to be directors of the Company as of the Effective Time. Furthermore, prior to the Effective Time, each of Al Altomari, Scott M. Coiante, Geoffrey P. Gilmore, Robert G. Conway, Paul Korner, M.D., and Amy Welsh tendered their resignations as executive officers of the Company, effective as of the Effective Time.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of the directors of Merger Sub immediately prior to the Effective Time became the initial directors of the Company, with Salustiano Pérez to serve as Chairman of the Board, and the following individuals were appointed as the initial officers of the Company: Robert Spina as President and Chief Executive Officer, Tomos A.S. Shillingford as Secretary and Eduardo Fernández as Assistant Secretary.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In connection with the consummation of the Merger, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and the amended and restated bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 22, 2024, the Company held a special meeting of its stockholders (the “Special Meeting”) to consider and vote on certain proposals related to the Merger. Prior to the Special Meeting, the Company delivered a proxy statement (the “Proxy Statement”) to its stockholders describing the proposals to be voted on at the Special Meeting, the Merger and related information. The Proxy Statement was filed by the Company with the SEC on July 25, 2024.

At the close of business on July 19, 2024, the record date for the Special Meeting, there were 6,904,498 shares of Company Common Stock, outstanding and entitled to vote at the Special Meeting. 4,134,758 shares of Common Stock, representing approximately 59.88% of all of the issued and outstanding Common Stock entitled to vote, were represented at the Special Meeting. The tables below detail the final voting results for each proposal:

1.	The proposal to adopt the Merger Agreement (the “Merger Proposal”). The Company’s stockholders approved the Merger Proposal as follows:

For	Against	Abstained
3,858,658	272,653	3,447

2.	The proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the Merger (the “Advisory Compensation Proposal”). The Company’s stockholders approved, on an advisory (non-binding) basis, the Advisory Compensation Proposal as follows:

For	Against	Abstained
3,329,313	513,105	92,340

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting, if deemed by the Board or any designee thereof necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the Special Meeting or any adjourning or postponement thereof to adopt the Merger Agreement (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

Item 8.01	Other Events.

On August 26, 2024, the Company issued a press release announcing the consummation of the Merger, a copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*	Agreement and Plan of Merger, dated June 25, 2024, by and among Insud Pharma, S.L., Exeltis Project, Inc. and Agile Therapeutics, Inc. (incorporated by reference from Exhibit 2.1 to the Agile Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on June 26, 2024).

3.1	Amended and Restated Certificate of Incorporation of Agile Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Agile Therapeutics, Inc.

99.1	Press Release, dated August 26, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

*	The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of such omitted documents to the SEC upon request; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or documents so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: August 26, 2024	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer